SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    May 20, 1997
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                             Phar-Mor, Inc.
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             (Exact name of registrant as specified in its charter)



     Pennsylvania                0-27050                   25-1466309
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(State or other jurisdiction   (Commission                (I.R.S Employer
   of incorporation)            File Number)              Identification No.)



20 Federal Plaza West, Youngstown, Ohio                     44501-400
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number including area code (330) 746-6641
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         (Former name or former address, if changed since last report)

                 Exhibit Index appears on Page 4

Item 5. Other Events.
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     On May 20, 1997 Phar-Mor, Inc. (the "Company") announced the promotion of
Sankar Krishnan to Senior Vice President and Chief Financial Officer of the Company, effective June 12, 1997. Mr. Krishnan joined the Company in 1993 as Vice President and Controller, previously having served as Chief Financial Officer of Lord and Taylor and Macy's-Bamburger's and as a member of Macy's leveraged buyout group.

     Mr. Krishnan succeeds Daniel J. O'Leary who, on May 13, 1997, terminated his employment with the Company effective June 12, 1997, claiming a reduction in his position "below the level of a senior officer." The Company intends to seek binding arbitration to resolve any such contractual issues.

     The press release issued by Phar-Mor with respect to Mr. Krishnan's promotion and Mr. Leary's resignation, annexed hereto as Exhibit 99.1, is incorporated in its entirety by reference in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits
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     99.1     -    Press Release


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
                                SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Phar-Mor, Inc.



Date: May 29, 1997                   By:/s/ M. David Schwartz
                                         -----------------------------
                                         M. David Schwartz
                                         President and Chief Operating Officer


Date: May 29, 1997                   By: /s/ John R. Ficarro
                                         ---------------------------------
                                          John R. Ficarro
                                          Senior Vice President, Secretary and
                                          General Counsel

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
                              INDEX TO EXHIBITS

                                  FORM 8-K

Exhibit

99.1  -   Press Release